UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) July 29, 2002


                        Commission File Number 001-10304


                           RIPPED CANADA ARTISTS INC.
                           -------------------------

                                    ONTARIO



              56 TEMPERANCE STREET
              6TH FLOOR
              TORONTO, ONTARIO                      M5H 3V5


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  416.363.2114






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Pro Forma Financial Statements.



     Exhibits. The following exhibits are included as part of this report:


     Exhibit
     Number             Title of Document                         Location
     ------             -----------------                         --------
      99.1              Press Release                             Attached




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: July 29, 2002                    Signed: /s/ Drew Currah
      ---------------                         --------------------------------

                                        Title: President
                                              --------------------------------

                                                                    EXHIBIT 99.1


                           RIPPED CANADA ARTISTS INC.
                              56 Temperance Street
                                    6th Floor
                                Toronto, Ontario
                                     M5H 3V5



                                  PRESS RELEASE

FOR IMMEDIATE RELEASE - July 29, 2002

                             RIPPED CANADA ANNOUNCES
                 TECHNICAL INFORMATION ON NORTHVILLE PROPERTIES

Toronto: Ripped Canada Artists Inc. (the "Corporation") announces that, in connection with the proposed acquisition by the Corporation of 1535698 Ontario Inc. ("1535698") and the immediately preceding acquisition of Northville Gold Co. ("Northville") by 1535698, a geological report has been received concerning the properties owned or controlled by Northville.

Except as otherwise noted, the following technical information regarding the principal gold prospects on the Northville Properties (as herein defined) is primarily based on the report dated June 8, 2002 entitled "Qualifying Report on the Chester Township Property for Northville Gold Corporation" (the "Report") prepared by Dr. Derek McBride, P.Eng, FGAC, a qualified person under National Instrument 43-101 - Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101"). The Report was written to review the history and exploration of the Northville Properties and recalculate their reported gold resources in compliance with NI 43-101 and the SEC regulations in the United States. The Report was written in compliance with NI 43-101. The author of the Report has verified that the data disclosed below meets the criteria of 43-101. Please see the Report at www.sedar.com for more detailed technical information on the Northville Properties.

Northville owns or controls interests in fourteen gold properties in the Chester Township, Ontario, being the Murgold-Chesbar No. 3 Zone, the Jack Rabbit Nos. 1 and 3 Zones and the Young-Shannon C Prime Zone (collectively, the "Northville Properties" or the "Gogama Gold Camp"). The Northville Properties are located adjacent to a paved main highway just south of the town of Gogama, Ontario, or about 200 kilometers north of Sudbury.

The mineral resources set out in the tables below are not mineral reserves do not have demonstrated economic viability.

Effective as of June 8, 2002, the measured and indicated gold resources of the Northville Properties in the table below have been re-calculated and presented in accordance with NI 43-101 as follows:

       ------------------- ----------- ------- ------------ ------------------
       Deposit             Tons        Grade   Ounces       Classification
       ------------------- ----------- ------- ------------ ------------------
       Murgold-Chesbar     159,000     .43     68,400       Measured Resource
       ------------------- ----------- ------- ------------ ------------------
       Young-Shannon       222,000     .354    77,900       Indicated
                                                            Resource
       ------------------- ----------- ------- ------------ ------------------
       Jack Rabbit         342,000     .36     123,000      Indicated
                                                            Resource*
       ------------------- ----------- ------- ------------ ------------------
       Total               723,000     .37     269,300
       ------------------- ----------- ------- ------------ ------------------


Effective as of June 8, 2002, the inferred gold resources of the Northville Properties in the table below have been re-calculated and presented in accordance with NI 43-101 as follows:

       ------------------ ----------- -------- ------------ ------------------
       Deposit            Tons        Grade    Ounces       Classification
       ------------------ ----------- -------- ------------ ------------------
       Murgold-Chesbar    240,000     .19      41,800       Inferred Resource
       ------------------ ----------- -------- ------------ ------------------
       Young-Shannon      725,000     .16      116,000      Inferred Resource
       ------------------ ----------- -------- ------------ ------------------
       Jack Rabbit        100,000     .36      36,000       Inferred Resource
       ------------------ ----------- -------- ------------ ------------------
       Total              1,045,000   .19      193,800
       ------------------ ----------- -------- ------------ ------------------


*Calculated mining grade is 363,000 tons grading .29 ounces per ton using .10 ounce per ton cut off. It includes a recovery of 85% of the contained gold and a 25% dilution during mining.

The measured and indicated resources lie above the 600 foot (180m) level in each prospect. The estimated inferred potential beyond the zones and below the 600 foot (180m) level is up to a million ton with a contained gold content of just under 200,000 ounces.

Northville believes that the required steps to bring the Gogama Gold Camp into production are outlined in two phases. Northville believes that Phase 1 can be completed in an estimated time frame of six months. As detailed in the Report, Phase 1 has an estimated budget of Cdn. $2.5 million and involves computerization and verification of all existing data, surface drilling to fill in gaps for mine planning, preparation of a resource estimate based on currently accepted standards, using all data to design the mine and establish a budget, permitting of the mine and mill facilities, dewatering of the ramp in preparation for mine development and commencing mining operations from the 600 foot level of the ramp. Northville believes that Phase 2, which it has estimated a budget of Cdn. $14 million and a time frame of 12 to 28 months, involves drilling, metallurgical tests, installation of surface facilities for underground development and mining, mine development for a bulk sample, temporary mill rehabilitation, mill permitting, mine development and mill acquisition and construction.

The Corporation also wishes to announce that it has mailed to shareholders a management information circular in connection with its annual and special meeting of shareholders to be held on August 26, 2002.

Investors are cautioned that any information released or received with respect to this transaction may not be accurate or complete and should not be relied upon. Trading in the securities of the Corporation should be considered highly speculative. No securities regulatory authority has passed on the merits of the proposed transaction or have approved or disapproved the contents of this press release.

RIPPED CANADA ARTISTS INC. common shares are traded on the "pink sheets" under the symbol RIPCF. This service is available at www.pinksheets.com. Its shares are also reported on the Canadian Unlisted Board (CUB) under the symbol (FGRL).



For further information contact:
Drew Currah, President
Telephone:  (416) 363-2114